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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES


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
NAME OF SUBSIDIARY                                         STATE OF ORGANIZATION
------------------                                         ---------------------
AB Warranty Company                                        Delaware
ABIG Holding de Espana, S.L.                               Spain
Adjusco, Inc. (fka Insureco Adjusters, Inc.)               California
American Association for Financial Institution Services    Texas
American Bankers Argentina Compania de Seguros, S.A.       Argentina
American Bankers Capital, Inc.                             Delaware
American Bankers Dominicana, S.A.                          Dominican Republic
American Bankers Financial Services, L.L.C.                Michigan
American Bankers General Agency, Inc.                      Texas
American Bankers Insurance Company of Florida              Florida
American Bankers Insurance Group                           Florida
American Bankers International Division, Inc.              Puerto Rico
American Bankers Life Assurance Company of Florida         Florida
American Bankers Management Company, Inc.                  Florida
American Bankers Sales Corporation, Inc.                   Florida
American Memorial Life Insurance Company                   South Dakota
American Reliable Insurance Company                        Arizona
American Security Insurance Company                        Delaware
Assurant Group, Ltd.                                       United Kingdom
Assurant Membership Services, Inc.                         Canada
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                                                                               2


Assurant Reinsurance of Turks & Caicos, Ltd.               Turks & Caicos
Assurant Seguradora S.A.                                   Brazil
Assurant Services Brasil, Limitada                         Brazil
Assurant Services Canada, Inc.                             Canada
(fka Federal Warranty Service)
Assurant Services Denmark A/S                              Denmark
Assurant Services Ireland, Ltd.                            Ireland
Bankers Atlantic Reinsurance Company                       Turks & Caicos
Bankers Insurance Company, Ltd.                            United Kingdom
Bankers Insurance Service Company, Limited                 United Kingdom
Bankers Life Assurance Company, Ltd.                       United Kingdom
Caribbean American Insurance Agency Company                Puerto Rico
Caribbean American Life Assurance Company                  Puerto Rico
Caribbean American Property Insurance Company              Puerto Rico
Commerce National Insurance Co.                            Mississippi
Consumer Assist Network Association, Inc.                  Delaware
Core, Inc.                                                 Massachusetts
Crown Valley Insurance Agency of Florida                   Florida
Dental Care Holdings, Inc.                                 Delaware
Dental Health Alliance, LLC                                Delaware
Denticare, Inc.  (KY)                                      Kentucky
Denticare, Inc. (FL)                                       Florida
Denticare of Alabama, Inc.                                 Alabama
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
Denticare of Arkansas, Inc.                                Arkansas
Denticare of Oklahoma, Inc.                                Oklahoma
Disability Reinsurance Management Services, Inc.           Delaware
Dominion Automobile Association                            Canada
EGC Management Corporation                                 Texas
Federal Warranty Service Corporation                       Illinois
Financial Exchange, Inc.                                   Texas
First Fortis Life Insurance Company                        New York
Florida Office Corp.                                       Delaware
Fortis Benefits DentalCare of New Jersey, Inc.             New Jersey
Fortis Benefits DentalCare of Wisconsin, Inc.              Wisconsin
Fortis Benefits Insurance Company                          Minnesota
Fortis Family, Inc.                                        Georgia
Fortis Insurance Company                                   Wisconsin
Fortis Legacy Place, Inc.                                  Delaware
Gala, Inc.                                                 Alabama
Georgia Dental Plan, Inc.                                  Georgia
Guardian Investment Services, Inc.                         Florida
Guardian Travel, Inc.                                      Florida
Insureco Adjusters, Inc.                                   California
Insureco Agency & Insurance Services, Inc. (CA)            California
Insureco Agency & Insurance Services, Inc. (HI)            Hawaii
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
Insureco Agency & Insurance Services, Inc. (MA)            Massachusetts
Insureco Agency & Insurance Services, Inc. (NV)            Nevada
Insureco Agency & Insurance Services, Inc. (OH)            Ohio
Insureco Agency & Insurance Services, Inc. (TX)            Texas
Insureco, Inc.                                             California
Insureco Services, Inc.                                    California
Interfinancial Inc.                                        Georgia
International Dental Plans, Inc.                           Florida
International Financial Group, Inc.                        Texas
JA Services, Inc.                                          Delaware
Jacksonville Apartments, Inc.                              Delaware
John Alden Financial Corporation                           Delaware
John Alden Life Insurance Company                          Wisconsin
John Alden Service Warranty Corporation                    Delaware
John Alden Service Warranty Corporation of Florida         Florida
John Alden Systems Company                                 Minnesota
Life Insurance Company of Mississippi                      Mississippi
MS Casualty Insurance Co.                                  Mississippi
MSDiversified Corp.                                        Mississippi
MS Diversified Life Insurance                              Mississippi
MS Financial Services, Inc.                                Mississippi
MS Life Insurance Company                                  Mississippi
MS Loan Center, Inc.                                       Mississippi
National Insurance Agency                                  Florida
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                                                                               5


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
North Star Marketing Corporation                           Ohio
NSM Sales Corporation                                      Nevada
PAS Financial Group, Inc.                                  Texas
Quail Roost Properties, Inc.                               Florida
Roadgard Motor Club, Inc.                                  Florida
Rushmore National Life Insurance Company                   South Dakota
SSDC, Corp.                                                Delaware
Standard Guaranty Insurance Company                        Delaware
Sureway, Inc.                                              Delaware
UDC Dental California, Inc.                                California
(dba United Dental Care of California)
UDC Life and Health Insurance Company                      Oklahoma
UDC Ohio, Inc.                                             Ohio
Union Security Life Insurance Company                      Delaware
United Dental Care, Inc.                                   Delaware
United Dental Care Insurance Company                       Arizona
United Dental Care of Arizona, Inc.                        Arizona
United Dental Care of Colorado, Inc.                       Colorado
United Dental Care of Indiana, Inc.                        Indiana
United Dental Care of Michigan, Inc.                       Michigan
United Dental Care of Missouri, Inc.                       Missouri
United Dental Care of Nebraska, Inc.                       Nebraska
United Dental Care of New Mexico, Inc.                     New Mexico
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
United Dental Care of Pennsylvania, Inc.                   Pennsylvania
United Dental Care of Texas, Inc.                          Texas
United Dental Care of Utah, Inc.                           Utah
United Family Life Insurance Company                       Georgia
United Service Protection Corporation                      Delaware
United Service Protection (Canada) Corporation             Canada
United Service Protection, Inc.                            Florida
Voyager American Insurance Company, Ltd.                   Turks & Caicos
Voyager Group, Inc.                                        Florida
Voyager Indemnity Insurance Company                        Georgia
Voyager Life and Health Insurance Company                  Georgia
Voyager Life Insurance Company                             Georgia
Voyager Property and Casualty Insurance Company            South Carolina
Voyager Service Programs Inc.                              Florida
Voyager Service Warranties, Inc.                           Florida
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